SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2008

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)


       Delaware                    001-31234              75-2969997
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)



                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 2, 2008, Westwood Holdings Group, Inc. filed its Amended and
Restated Certificate of Incorporation with the State of Delaware increasing the number of authorized shares of common stock from 10,000,000 to 25,000,000. The Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Westwood Holdings Group, Inc. is furnished as Exhibit 3.1 to this report.

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits: The following exhibit is furnished with this report:

Exhibit Number                                       Description

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Westwood Holdings Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 7, 2008

                               WESTWOOD HOLDINGS GROUP, INC.


                               By:      /s/  William R. Hardcastle, Jr.
                                        ----------------------------------------
                                        William R. Hardcastle, Jr.,
                                        Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Description
--------------             -----------

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Westwood Holdings Group, Inc.